UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2021

Argo Group International Holdings, Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda	001-15259	98-0214719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

90 Pitts Bay Road P.O. Box HM 1282 Hamilton HM FX	P.O. Box HM 1282
Pembroke HM 08	Hamilton HM FX
Bermuda	Bermuda
(Address, Including Zip Code, of Principal Executive Offices)	(Mailing Address)

Registrant’s telephone number, including area code: (441) 296-5858

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $1.00 per share	ARGO	New York Stock Exchange
Guarantee of Argo Group U.S., Inc. 6.500% Senior Notes due 2042	ARGD	New York Stock Exchange
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Resettable Fixed Rate Preference Share, Series A, par value $1.00 per share	ARGOPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 6, 2021, at the Annual General Meeting of Shareholders (the “Annual Meeting”) of Argo Group International Holdings, Ltd. (the “Company”), the Company’s shareholders voted on the proposals set forth below, each of which is described in more detail in the Company’s proxy statement in connection with the Annual Meeting. Each director nominee was elected and each of the other proposals were approved by the Company’s shareholders. The number of votes cast for and against each matter, as well as the number of abstentions, were as follows:

		For	Against	Abstentions	Broker Non-Votes
Proposal 1	Election of directors for an annual term until the next annual general meeting:
	Bernard C. Bailey	29,040,714	435,287	13,423	2,150,444
	Thomas A. Bradley	29,058,198	419,290	11,936	2,150,444
	Fred R. Donner	29,251,104	224,897	13,423	2,150,444
	Anthony P. Latham	29,005,697	474,699	9,028	2,150,444
	Dymphna A. Lehane	29,058,396	425,872	5,156	2,150,444
	Samuel G. Liss	28,716,300	746,770	26,354	2,150,444
	Carol A. McFate	28,970,244	496,241	22,939	2,150,444
	Al-Noor Ramji	29,257,034	222,390	10,000	2,150,444
	Kevin J. Rehnberg	29,278,312	201,377	9,735	2,150,444
Proposal 2	Approval, on an advisory, non-binding basis, of the compensation of our named executive officers	28,803,370	664,920	21,134	2,150,444
Proposal 3	Approval of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2021 and to refer the determination of its remuneration to the Audit Committee of our Board of Directors	30,604,671	1,024,638	10,559	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2021	ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

	By:	/s/ Scott Kirk
	Name:	Scott Kirk
	Title:	Chief Financial Officer